Exhibit 10.7

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE
TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND

SECURITY AGREEMENT (this “Amendment”) is dated as of February 27, 2023 among CHICAGO ATLANTIC LINCOLN, LLC, a Delaware limited liability company (“Borrower”), the financial institutions party to the Loan Agreement from time to time as Lenders, [***] BANK, an [***] state banking association, as administrative agent for the Lenders (in such capacity, “Agent”), as Issuing Bank and as a Joint Lead Arranger, and [***] BANK, as a Joint Lead Arranger.

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders party thereto, Agent and the other Persons party thereto entered into that Third Amended and Restated Loan and Security Agreement dated as of November 7, 2022 (as amended by the terms hereof and as it may be further amended from time to time, the “Loan Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained in the Loan Agreement, the parties agree as follows:

1. Recitals; Definitions. The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

2. Amended Definitions. The following definition contained in Section 1.1 of the Loan Agreement is hereby deleted, and the following is inserted in its stead:

“Revolver Termination Date: December 16, 2024, subject to extension pursuant to the terms and conditions set forth in Section 2.5.”

3. Extension of the Revolver Termination Date. Clause (b) of Section 2.5 is hereby deleted, and the following is inserted in its stead:

“(b) Borrower shall notify Agent and the Lenders of its irrevocable election to extend the Revolver Termination Date as aforesaid not earlier than three hundred sixty-five (365) days, and no later than thirty (30) days, prior to the Revolver Termination Date.”

4. Conditions Precedent; Representation. This Amendment shall become effective upon satisfaction of each of the following conditions precedent:

(i) Agent shall have received a copy of this Amendment, duly executed by Borrower, each of the Lenders and Agent;

(ii) Agent shall have received a fully executed Third Amended and Restated Fee Letter;

(iii) Guarantor shall have executed and delivered to Agent a Reaffirmation of Guaranty in form and substance acceptable to Agent; and

(iv) Borrower shall have paid to Agent all fees, costs and expenses incurred by Agent in connection with this Amendment.

The date on which all of such conditions precedent are so satisfied is hereinafter referred to as the “First Amendment Effective Date.”

5. Reaffirmation of Representations and Warranties; Ratification. Borrower hereby reaffirms each of the warranties and representations contained in the Loan Agreement and the Loan Documents as if each such representation and warranty were made on the date hereof. Further, Borrower represents and warrants to Agent that as of the date hereof, there are no existing and continuing Defaults or Events of Default. Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document. Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents and all of its obligations thereunder.

6. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

7. Governing Law. This Amendment and all the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflicts of laws.

8. Counterparts. This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, e-mail or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

9. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders or Agent under the Loan Agreement or any of the other Loan Documents. Agent expressly reserves every right, power and remedy specifically provided by the Loan Agreement, the other Loan Documents and any related documents, now or hereafter existing at law, in equity or by statute and each and every right, power and remedy, whether specifically given by Borrower or otherwise existing, which may be exercised from time to time and as often and in such order as may be deemed expedient by Agent and the exercise or beginning of the exercise of any such right, power or remedy shall not be construed as a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. Agent and Borrower may have had discussions regarding the Loan and Agent anticipates that additional discussions may take place in the future. During the course of such discussions, Agent and Borrower may touch upon and potentially reach a preliminary understanding on one or more issues prior to concluding negotiations. Notwithstanding this fact and absent an express written waiver by Agent, Agent will not be bound by an agreement on any individual issue unless and until an agreement is reached on all issues and such agreement is reduced to writing and signed by Agent and Borrower. As of the date of this letter, there are no offers outstanding from Agent to Borrower nor are there any oral agreements among Agent and Borrower concerning the Obligations. Rather, all agreements concerning the Obligations are expressed only in the existing Loan Documents, and the respective duties and obligations of the Borrower and Agent shall be only as set forth in the Loan Documents.

10. References. Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereby.

11. Releases; Indemnities. Borrower hereby agrees that its obligation to indemnify and hold the Indemnitees harmless as set forth in the Loan Agreement shall include an obligation to indemnify and hold the Indemnitees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Indemnitees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than arising out of such Indemnitees’ gross negligence or willful misconduct, as determined by a final non-appealable judgment of a court of competent jurisdiction. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

(Signature Page Follows)

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

AGENT, LENDER AND ISSUING BANK:

[***] BANK

By:
Name:	[***]
Title:	Senior Vice President

OBSERVATION AGENT AND LENDER:

[***] BANK

By:
Name:
Title:

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date set forth above.

AGENT, LENDER AND ISSUING BANK:

[***] BANK

By:
Name:	[***]
Title:	Senior Vice President

OBSERVATION AGENT AND LENDER:

[***] BANK

By:
Name:	[***]
Title:	Managing Director

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

LENDER:

[***]

By:
Name:	[***]
Title:	Managing Director

Address:

[***]

Attention: [***]

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

LENDER:

[***] BANK, a [***] Bank

By:
Name:	[***]
Title:	Senior Vice President

Address:

[***]

Attention: [***]

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

LENDER:

[***] BANK

By:
Name:	[***]
Title:	CFO

Address:

Attention:

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

LENDER:

[***]

By:
Name:	[***]
Title:	SVP, Chief Lending Officer

Address:

[***]

Attention: [***]

(Signature Page to First Amendment to Third Amended and Restated Loan and Security Agreement)

BORROWER:	CHICAGO ATLANTIC LINCOLN, LLC

	By:	Chicago Atlantic Real Estate Finance, Inc., its sole member

	Name:	Andreas Bodmeier
	Title:	Co-President

Address:

420 N Wabash Ave, Suite 500
Chicago, IL 60611 Attention: Loan Department
Email: reporting@chicagoatlantic.com